Exhibit 99.1

FOR IMMEDIATE RELEASE

Nomadar to Expand Global Presence with Introduction of Digital Soccer Platform in India in Partnership with Actingwood

Digital platform connects grassroots players in India with trials and Nomadar’s international HPT program in Spain with Cádiz CF (LaLiga)

Marshall, Texas, January 28, 2026. Nomadar (NASDAQ: NOMA), (“Nomadar” or the “Company”), a U.S.-based company operating at the intersection of sports, technology, tourism, and health, today announced its entry into the India soccer market pursuant to an agreement with Actingwood, a catalyst in youth and workforce empowerment through sports education, wellness programs, and transformative content in the India, South-East Asia, and the Middle Eastern markets, for the development of a new digital platform aimed at youth soccer and grassroots talent development. The agreement will further expand Nomadar’s operations to seven countries across five continents.

The initiative, branded India Football Pathway, is designed to be a comprehensive digital ecosystem that supports young soccer players in India throughout their development journey. The platform will allow players to create individual profiles, access educational and motivational content, including training advice, instructional videos and talks aimed at young athletes, and connect with structured development opportunities.

The project will serve as a simultaneous gateway for the organization of trials and intensive training programs in India, as well as for the selection of identified players to join Nomadar’s international High Performance Training (HPT) program in Spain at Cádiz CF’s facilities, a historic Spanish club competing in LaLiga.

The launch of India Football Pathway is scheduled for late March 2026, following a collaborative development phase focused on both technical architecture and content design. Prior to the program’s launch, teams from Nomadar and Actingwood will work closely to structure the digital platform, define user experience and curate training, educational and motivational content that are in alignment with Nomadar’s international development standards.

Beyond player development, the project also reflects Nomadar’s broader commitment to the digitalization of its activity across all of the Company’s business lines. The Company is leveraging technology to scale access, standardize methodology and create measurable development pathways for players, coaches and partners across multiple territories to integrate digital platforms into all aspects of its business including, events, education and training programs, and the HPT program.

India represents one of the world’s most significant grassroots soccer markets. According to data from the All India Football Federation (AIFF) and FIFA development reports, the country has more than 20 million active soccer participants at the grassroots level, with over 1.5 million registered players across federated competitions and academies. Independent industry analysis such as The Ormax Sports Audience Report 2024 highlights soccer as one of the fastest-growing sports in the country, supported by a fan base exceeding 300 million followers nationwide.

NOMADAR CORP. – 24A Trolley Square #1367, Wilmington, DE 19806-3334 - USA

Commenting on the partnership, Shail Kapri, Founder of Actingwood, noted that “the India Football Pathway reflects a shared ambition to structure opportunity in a fragmented ecosystem.” He further explained that “our collaboration with Nomadar allows Indian players to access credible development pathways, digital visibility and international benchmarks that have traditionally been out of reach for grassroots talent.”

Joaquin Martin, CEO Americas & Global Vice Chairman, emphasized that India is an important market within the Company’s global roadmap, highlighting that “this agreement with Actingwood reinforces Nomadar’s mission to combine digital infrastructure, elite training methodology and international exposure in order to identify, develop and prepare talent for high-performance environments in Europe.”

Actingwood brings to the partnership deep expertise in digital platform development, youth-oriented content ecosystems and scalable engagement models within the India market. Its role will be central to ensuring that the platform connects effectively with players, families and local football stakeholders while maintaining alignment with Nomadar’s international standards and development philosophy.

The agreement adds to Nomadar’s recent expansion into new territories such as Ecuador, Mexico and Tunisia, further consolidating the Company’s position as a global operator at the intersection of football development, technology and international training programs.

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the Sportech City real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

About Actingwood

Actingwood’s vision is to be the catalyst in youth and workforce empowerment through sports education, wellness programs, and transformative content, making a substantial impact on individual and community growth.

NOMADAR CORP. – 24A Trolley Square #1367, Wilmington, DE 19806-3334 - USA

With over three decades of experience, Actingwood empowers the youth and the workforce across India, South-East Asia, and the Middle East through innovative educational programs and wellness initiatives. The services are designed to foster not only career growth but also personal development and wellbeing, supported by a robust network of global partners.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding the partnership with Actingwood, and the Company’s anticipated presence in India and globally. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward- looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s Registration Statement on Form S-1 (File No. 333-284716) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2025, as amended and supplemented from time to time, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Media Contact

Fatema Bhabrawala

Director of Media Relations, Alliance Advisors

fbhabrawala@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com

or

Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com

NOMADAR CORP. – 24A Trolley Square #1367, Wilmington, DE 19806-3334 - USA